Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated November 30, 2020
To Allstate Life Insurance Company
Prospectus dated April 29, 2019, as supplemented

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated November 30, 2020
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).
This Supplement contains information about changes to certain Portfolios of the Advanced Series Trust (the Trust) available through your Annuity and updates other information in the prospectus for your Annuity issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.
Portfolio Name Changes
The Board of Trustees (the Board) of the Trust approved changing the names of the AST J.P. Morgan Strategic Opportunities Portfolio to AST J.P. Morgan Tactical Preservation Portfolio and the AST Neuberger Berman/LSV Mid-Cap Value Portfolio to AST Mid-Cap Value Portfolio. These changes are expected to become effective on or about February 22, 2021 (Effective Date).
On the Effective Date, all references in the Prospectus to AST J.P. Morgan Strategic Opportunities Portfolio and AST Neuberger Berman/LSV Mid-Cap Value Portfolio will be changed as follows:

Current Portfolio Name	New Portfolio Name
AST J.P. Morgan Strategic Opportunities Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Mid-Cap Value Portfolio
Portfolio Mergers
The Board, on behalf of the AST Goldman Sachs Multi-Asset Portfolio and AST WEDGE Capital Mid-Cap Value Portfolio (collectively, the Target Portfolios) approved merging the Target Portfolios into the newly named AST J.P. Morgan Tactical Preservation Portfolio and AST Mid-Cap Value Portfolio, respectively, (the Acquiring Portfolios) as noted below. This change is expected to become effective on or about the Effective Date pending shareholder approval.

Target Portfolio	Acquiring Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio	AST Mid-Cap Value Portfolio
If the mergers are approved by shareholders, on the Effective Date, the Target Portfolios will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in each respective Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Portfolio Adviser/Subadviser Changes
On the Effective Date, Neuberger Berman Investment Advisers LLC and LSV Asset Management will be removed as Subadvisers for AST Neuberger Berman/LSV Mid-Cap Value Portfolio and replaced with Massachusetts Financial Services Company, Wellington Management
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Company LLP and Victory Capital Management Inc. These changes will be reflected in the “Investment Options” section of the Prospectus with information regarding the AST J.P. Morgan Tactical Preservation Portfolio and AST Mid-Cap Value Portfolio as follows as of the Effective Date:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST J.P. Morgan Tactical Preservation Portfolio (formerly known as AST J.P. Morgan Strategic Opportunities Portfolio)	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Mid-Cap Value Portfolio (formerly known as AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	Seeks Capital growth.	Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.
Please note that you may transfer Account Value out of a Target Portfolio into an investment option available under your annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to an Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolios will be deemed an instruction for the Acquiring Portfolios. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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